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                                                                      EXHIBIT 11


                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated December 6, 1996, in Post-Effective Amendment No. 18 to the Registration Statement (Form N-1A No. 33-11716) of Common Sense Trust.


                                          /s/ ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP

Houston, TX

February 24, 1997